UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 5, 2009

Facet Biotech Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34154	26-3070657
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1400 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(650) 454-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2009, Facet Biotech Corporation (the “Company” or “we”) issued a press release announcing our financial results for the quarter ended March 31, 2009 (the “Earnings Release”) and conducted a webcast conference call regarding these financial results (the “Earnings Call”). The Earnings Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01  Other Events.

On the Earnings Call, we disclosed that the next potential daclizumab-related milestone payment under our Collaboration Agreement, dated September 12, 2005, with Biogen Idec Inc. would be triggered upon the treatment of the first patient in a phase 3 trial of daclizumab, at which time we would receive a $30 million payment from Biogen Idec.  Also, on the Earnings Call, we disclosed that the next potential elotuzumab-related milestone payment under our Collaboration Agreement, dated August 18, 2008, with Bristol-Myers Squibb Company would be triggered upon the enrollment of a patient in a phase 2 trial of elotuzumab in multiple myeloma, at which time we would receive a $15 million payment from Bristol-Myers Squibb.  In addition, we disclosed on the Earnings Call that based on our current development plans, should our daclizumab and elotuzumab programs advance to the next phase of development, it is possible that we would earn both of these milestones in the first half of 2010.

Forward-looking Statements

This Item 8.01 contains forward-looking statements regarding potential milestones we may receive and our expectations that we could earn these milestones in the first half of 2010.  Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the fact that the development of daclizumab and elotuzumab could be adversely impacted by changes in our development plans or timelines, including because of unexpected safety or efficacy data observed during clinical trials, enrollment rates in clinical trials, changes in expected competition and changes in regulatory support for the path towards registration.

Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this Item 8.01 are discussed in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC.  Copies of our filings with the SEC may be obtained at the “Investors” section of our website at www.facetbiotech.com.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this Item 8.01 to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future.  All forward-looking statements in this Item 8.01 are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated May 5, 2009, regarding the financial results of Facet Biotech Corporation for the quarter ended March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	Facet Biotech Corporation

	By:	/s/ Andrew Guggenhime
Andrew Guggenhime
Senior Vice President and Chief Financial Officer